EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2 Annual Aggregate Servicer Statement
For the annual collection period ended December, 2004					Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04

B.	SUMMARY
		Beginning Balance	12/31/2004 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	269,000,000.00	—	—	32,743,754.87	29,395,045.80	30,412,082.03	35,861,170.63	30,250,784.72	21,059,974.69
7	Class A-2 Notes	345,000,000.00	149,680,100.80	0.4338554	—	—	—	—	—	7,191,383.62
8	Class A-3 Notes	368,000,000.00	368,000,000.00	1.0000000	—	—	—	—	—	—
9	Class A-4 Notes	279,315,000.00	279,315,000.00	1.0000000	—	—	—	—	—	—
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$826,028,265.65		$32,743,754.87	$29,395,045.80	$30,412,082.03	$35,861,170.63	$30,250,784.72	$28,251,358.31

12	Net Pool Balance	$1,354,290,044.71	$861,862,470.85

		Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due
13	Class A-1 Notes	1.1456%	177,299.20	144,997.00	108,514.59	83,222.32	52,251.68	19,435.59
14	Class A-2 Notes	1.5500%	445,625.00	445,625.00	445,625.00	445,625.00	445,625.00	445,625.00
15	Class A-3 Notes	2.2700%	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33
16	Class A-4 Notes	2.9400%	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75

	Total Securities		2,003,379.28	1,971,077.09	1,934,594.68	1,909,302.40	1,878,331.77	1,845,515.67

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received		21,375,670.71	20,346,230.54	20,501,514.36	26,628,341.45	21,145,516.03	20,326,701.26
18	Scheduled Interest Payments Received		3,971,431.39	3,115,044.19	2,991,253.09	3,507,301.69	2,780,878.21	2,676,012.86
19	Prepayments of Principal Received		5,860,575.32	2,337,337.76	2,415,738.89	287,998.60	241,661.60	225,526.59
20	Liquidation Proceeds		6,876,249.34	8,171,124.32	8,965,638.53	10,388,669.84	10,178,486.34	9,260,175.71
21	Recoveries Received		180,873.17	239,144.59	501,300.19	581,209.78	356,142.64	517,066.01
22	Other Payments Received to Reduce Principal		—	—	—	—	—	—

23	Subtotal: Total Collections		38,264,799.93	34,208,881.40	35,375,445.06	41,393,521.36	34,702,684.82	33,005,482.43

24	Repurchased Receivables		—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 85)		6,758.62	6,911.30	7,575.79	7,325.21	7,654.88	7,740.20

26	Total Available Funds, prior to Servicer Advances		38,271,558.55	34,215,792.70	35,383,020.85	41,400,846.57	34,710,339.70	33,013,222.63

27	Servicer Advance (Item 68)		—	—	—	—	—	—

28	Total Available Funds + Servicer Advance		38,271,558.55	34,215,792.70	35,383,020.85	41,400,846.57	34,710,339.70	33,013,222.63

29	Reserve Account Draw Amount (Item 71)		—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount		38,271,558.55	34,215,792.70	35,383,020.85	41,400,846.57	34,710,339.70	33,013,222.63

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)		—	—	—	—	—	—
32	Servicing Fees (Item 38)		1,000,892.48	973,606.02	949,110.15	923,766.75	893,882.44	868,673.45
33	Class A Noteholder Interest (Item 47)		2,003,379.28	1,971,077.09	1,934,594.68	1,909,302.40	1,878,331.77	1,845,515.67
34	Principal Distribution Amount (Item 72)		32,743,754.87	29,395,045.80	30,412,082.03	35,861,170.63	30,250,784.72	28,251,358.31
35	Amount Paid to Reserve Account to Reach Specified Balance		—	—	—	—	—	—
36	Other Amounts Paid to Trustees		—	—	—	—	—	—

37	Remaining Funds to Certificateholder		2,523,531.91	1,876,063.79	2,087,234.00	2,706,606.80	1,687,340.78	2,047,675.20

	Distribution Detail:	Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees	1,000,892.48	973,606.02	949,110.15	923,766.75	893,882.44	868,673.45

	Pro rata:
39	Class A-1 Interest	177,299.20	144,997.00	108,514.59	83,222.32	52,251.68	19,435.59
40	Class A-2 Interest	445,625.00	445,625.00	445,625.00	445,625.00	445,625.00	445,625.00
41	Class A-3 Interest	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33
42	Class A-4 Interest	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—	—	—	—

47	Class A Noteholder Interest	2,003,379.28	1,971,077.09	1,934,594.68	1,909,302.40	1,878,331.77	1,845,515.67

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes	1,201,070,977.59	1,168,327,222.72	1,138,932,176.92	1,108,520,094.89	1,072,658,924.26	1,042,408,139.54

49	Beginning Net Pool Balance	1,258,786,766.15	1,224,033,393.99	1,192,661,954.80	1,160,306,915.17	1,122,536,423.95	1,090,410,159.31
50	Receipts of Scheduled Principal	(21,375,670.71)	(20,346,230.54)	(20,501,514.36)	(26,628,341.45)	(21,145,516.03)	(20,326,701.26)
51	Receipts of Prepaid Principal	(5,860,575.32)	(2,337,337.76)	(2,415,738.89)	(287,998.60)	(241,661.60)	(225,526.59)
52	Liquidation Proceeds	(6,876,249.34)	(8,171,124.32)	(8,965,638.53)	(10,388,669.84)	(10,178,486.34)	(9,260,175.71)
53	Other Collections of Principal	—	—	—	—	—	—
54	Principal Amount of Repurchases	—	—	—	—	—	—
55	Principal Amount of Defaulted Receivables	(640,876.79)	(516,746.57)	(472,147.85)	(465,481.33)	(560,600.67)	(280,414.40)

56	Ending Net Pool Balance	1,224,033,393.99	1,192,661,954.80	1,160,306,915.17	1,122,536,423.95	1,090,410,159.31	1,060,317,341.35
57	Yield Supplement Overcollateralization Amount	55,706,171.27	53,729,777.88	51,786,820.28	49,877,499.69	48,002,019.77	46,160,560.12

58	Adjusted Pool Balance	1,168,327,222.72	1,138,932,176.92	1,108,520,094.89	1,072,658,924.26	1,042,408,139.54	1,014,156,781.23

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)	32,743,754.87	29,395,045.80	30,412,082.03	35,861,170.63	30,250,784.72	28,251,358.31

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the annual collection period ended December, 2004		Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	38,271,558.55	34,215,792.70	35,383,020.85	41,400,846.57	34,710,339.70	33,013,222.63
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	1,000,892.48	973,606.02	949,110.15	923,766.75	893,882.44	868,673.45
64	Less: Interest Paid to Noteholders (Item 33)	2,003,379.28	1,971,077.09	1,934,594.68	1,909,302.40	1,878,331.77	1,845,515.67
65	Less: Calculated Principal Distribution (Item 60)	32,743,754.87	29,395,045.80	30,412,082.03	35,861,170.63	30,250,784.72	28,251,358.31

66	Equals: Remaining Available Funds before Servicer Advance	2,523,531.91	1,876,063.79	2,087,234.00	2,706,606.80	1,687,340.78	2,047,675.20
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	2,523,531.91	1,876,063.79	2,087,234.00	2,706,606.80	1,687,340.78	2,047,675.20
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	32,743,754.87	29,395,045.80	30,412,082.03	35,861,170.63	30,250,784.72	28,251,358.31

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82

79	Beginning Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	6,758.62	6,911.30	7,575.79	7,325.21	7,654.88	7,740.20

81	Subtotal: Reserve Fund Available for Distribution	9,684,369.86	9,684,522.54	9,685,187.03	9,684,936.45	9,685,266.12	9,685,351.44
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,684,369.86	9,684,522.54	9,685,187.03	9,684,936.45	9,685,266.12	9,685,351.44
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	6,758.62	6,911.30	7,575.79	7,325.21	7,654.88	7,740.20

86	Equals: Ending Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	1,224,033,394	1,192,661,955	1,160,306,915	1,122,536,424	1,090,410,159	1,060,317,341
89	Number of Current Contracts	67,100	66,537	65,937	65,225	64,533	63,865
90	Weighted Average Loan Rate	3.26%	3.25%	3.24%	3.24%	3.23%	3.22%
91	Average Remaining Term	52.1	51.2	50.3	49.1	48.2	47.4
92	Average Original Term	58.5	58.5	58.6	58.6	58.6	58.7

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance
	Net Credit Loss and Repossession Activity*:
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	640,877	516,747	472,148	465,481	560,601	280,414
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
95	Recoveries Received on Previously Receivables Previously Charged Off	117,144	149,944	284,192	338,242	235,903	307,779

96	Net Principal Losses for Current Collection Period	523,733	366,803	187,956	127,239	324,697	(27,365)

97	Beginning Net Principal Losses	829,099	1,352,832	1,719,635	1,907,590	2,034,830	2,359,527
98	Net Principal Losses for Current Collection Period	523,733	366,803	187,956	127,239	324,697	(27,365)

99	Cumulative Net Principal Losses	1,352,832	1,719,635	1,907,590	2,034,830	2,359,527	2,332,162

	Delinquencies Aging Profile - End of Period:
100	Current	1,220,139,704	1,189,320,852	1,156,898,904	1,119,061,593	1,087,299,498	1,056,705,452
101	31 - 60 Days Delinquent	3,367,334	3,066,720	3,108,591	2,959,980	2,782,790	3,369,073
102	61 - 90 Days Delinquent	526,356	274,383	299,420	514,851	327,872	242,816

103	Total	1,224,033,394	1,192,661,955	1,160,306,915	1,122,536,424	1,090,410,159	1,060,317,341

*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

	Recoveries Received on Receivables Previously Charged Off (As reported)	180,873	239,145	501,300	581,210	356,143	517,066
	Recoveries Received on Receivables Previously Charged Off (Revised)	117,144	149,944	284,192	338,242	235,903	307,779

	Net Principal Losses for Current Collection Period (As Reported)	460,004	277,602	(29,152)	(115,728)	204,458	(236,652)
	Net Principal Losses for Current Collection Period (Revised)	523,733	366,803	187,956	127,239	324,697	(27,365)

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement
For the annual collection period ended December, 2004	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04

Beginning Net Principal Losses (As Reported)	798,893
Beginning Net Principal Losses (Revised)	829,099

Cumulative Net Principal Losses (As Reported)	1,258,897	1,536,499	1,507,346	1,391,618	1,596,076	1,359,424
Cumulative Net Principal Losses (Revised)	1,352,832	1,719,635	1,907,590	2,034,830	2,359,527	2,332,162

Cumulative Losses % of Initial Pool Balance (As Reported)	0.09%	0.11%	0.11%	0.10%	0.12%	0.10%
Cumulative Losses % of Initial Pool Balance (Revised)	0.10%	0.13%	0.14%	0.15%	0.17%	0.17%

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2
Annual Aggregate Servicer Statement

For the annual collection period ended December, 2004					Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total
B.	SUMMARY
		Beginning Balance	12/31/2004 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	269,000,000.00	—	—	—	—	—	—	—	—	179,722,812.74
7	Class A-2 Notes	345,000,000.00	149,680,100.80	0.4338554	36,501,537.94	29,974,768.78	27,857,890.93	38,043,659.26	27,323,862.87	28,426,795.80	195,319,899.20
8	Class A-3 Notes	368,000,000.00	368,000,000.00	1.0000000	—	—	—	—	—	—	—
9	Class A-4 Notes	279,315,000.00	279,315,000.00	1.0000000	—	—	—	—	—	—	—
10	Class B Notes	29,033,164.85	29,033,164.85	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,290,348,164.85	$826,028,265.65		$36,501,537.94	$29,974,768.78	$27,857,890.93	$38,043,659.26	$27,323,862.87	$28,426,795.80	$375,042,711.94

12	Net Pool Balance	$1,354,290,044.71	$861,862,470.85

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due
13	Class A-1 Notes			1.1456%	—	—	—	—	—	—	585,720.39
14	Class A-2 Notes			1.5500%	436,336.13	389,188.31	350,470.90	314,487.79	265,348.06	230,054.74	4,659,635.94
15	Class A-3 Notes			2.2700%	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	8,353,600.00
16	Class A-4 Notes			2.9400%	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	8,211,861.00

	Total Securities				1,816,791.21	1,769,643.39	1,730,925.98	1,694,942.87	1,645,803.15	1,610,509.82	21,810,817.32

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				25,770,336.73	19,401,318.79	19,726,160.71	24,891,304.43	18,700,854.46	19,575,519.87	258,389,469.34
18	Scheduled Interest Payments Received				3,275,707.74	2,474,498.57	2,487,943.54	2,932,491.09	2,154,634.10	2,218,865.80	34,586,062.27
19	Prepayments of Principal Received				206,117.23	216,287.05	205,745.98	204,177.42	222,800.63	184,372.56	12,608,339.63
20	Liquidation Proceeds				11,866,689.34	11,524,083.81	9,273,438.04	13,925,991.56	9,594,761.17	9,681,429.62	119,706,737.62
21	Recoveries Received				693,621.52	261,336.89	246,277.21	534,011.95	397,043.47	523,793.04	5,031,820.46
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—	—

23	Subtotal: Total Collections				41,812,472.56	33,877,525.11	31,939,565.48	42,487,976.45	31,070,093.83	32,183,980.89	430,322,429.32

24	Repurchased Receivables				—	19,164.33	—	—	—	—	19,164.33
25	Reserve Account Excess Amount (Item 85)				5,903.60	10,942.92	11,739.65	13,065.97	13,826.17	16,116.78	115,561.09

26	Total Available Funds, prior to Servicer Advances				41,818,376.16	33,907,632.36	31,951,305.13	42,501,042.42	31,083,920.00	32,200,097.67	430,457,154.74

27	Servicer Advance (Item 68)				—	—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				41,818,376.16	33,907,632.36	31,951,305.13	42,501,042.42	31,083,920.00	32,200,097.67	430,457,154.74

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				41,818,376.16	33,907,632.36	31,951,305.13	42,501,042.42	31,083,920.00	32,200,097.67	430,457,154.74

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—	—
32	Servicing Fees (Item 38)				845,130.65	814,712.70	789,733.73	766,518.82	734,815.77	712,045.88	10,272,888.84
33	Class A Noteholder Interest (Item 47)				1,816,791.21	1,769,643.39	1,730,925.98	1,694,942.87	1,645,803.15	1,610,509.82	21,810,817.32
34	Principal Distribution Amount (Item 72)				36,501,537.94	29,974,768.78	27,857,890.93	38,043,659.26	27,323,862.87	28,426,795.80	375,042,711.94
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—	—

37	Remaining Funds to Certificateholder				2,654,916.36	1,348,507.48	1,572,754.49	1,995,921.47	1,379,438.21	1,450,746.16	23,330,736.64

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				845,130.65	814,712.70	789,733.73	766,518.82	734,815.77	712,045.88	10,272,888.84

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—	585,720.39
40	Class A-2 Interest				436,336.13	389,188.31	350,470.90	314,487.79	265,348.06	230,054.74	4,659,635.94
41	Class A-3 Interest				696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	696,133.33	8,353,600.00
42	Class A-4 Interest				684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	684,321.75	8,211,861.00
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—	—

47	Class A Noteholder Interest				1,816,791.21	1,769,643.39	1,730,925.98	1,694,942.87	1,645,803.15	1,610,509.82	21,810,817.32

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				1,014,156,781.23	977,655,243.29	947,680,474.51	919,822,583.58	881,778,924.32	854,455,061.45

49	Beginning Net Pool Balance				1,060,317,341.35	1,022,008,516.80	990,260,762.05	960,664,319.72	920,916,698.64	891,923,589.68	1,258,786,766.15
50	Receipts of Scheduled Principal				(25,770,336.73)	(19,401,318.79)	(19,726,160.71)	(24,891,304.43)	(18,700,854.46)	(19,575,519.87)	(258,389,469.34)
51	Receipts of Prepaid Principal				(206,117.23)	(216,287.05)	(205,745.98)	(204,177.42)	(222,800.63)	(184,372.56)	(12,608,339.63)
52	Liquidation Proceeds				(11,866,689.34)	(11,524,083.81)	(9,273,438.04)	(13,925,991.56)	(9,594,761.17)	(9,681,429.62)	(119,706,737.62)
53	Other Collections of Principal				—	—	—	—	—	—	—
54	Principal Amount of Repurchases				—	(19,164.33)	—	—	—	—	(19,164.33)
55	Principal Amount of Defaulted Receivables				(465,681.25)	(586,900.77)	(391,097.60)	(726,147.67)	(474,692.70)	(619,796.78)	(6,200,584.38)

56	Ending Net Pool Balance				1,022,008,516.80	990,260,762.05	960,664,319.72	920,916,698.64	891,923,589.68	861,862,470.85	861,862,470.85
57	Yield Supplement Overcollateralization Amount				44,353,273.51	42,580,287.54	40,841,736.14	39,137,774.32	37,468,528.23	35,834,205.20	35,834,205.20

58	Adjusted Pool Balance				977,655,243.29	947,680,474.51	919,822,583.58	881,778,924.32	854,455,061.45	826,028,265.65	826,028,265.65

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				36,501,537.94	29,974,768.78	27,857,890.93	38,043,659.26	27,323,862.87	28,426,795.80	375,042,711.94

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2 Annual Aggregate Servicer Statement For the annual collection period ended December, 2004		Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	41,818,376.16	33,907,632.36	31,951,305.13	42,501,042.42	31,083,920.00	32,200,097.67
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	845,130.65	814,712.70	789,733.73	766,518.82	734,815.77	712,045.88
64	Less: Interest Paid to Noteholders (Item 33)	1,816,791.21	1,769,643.39	1,730,925.98	1,694,942.87	1,645,803.15	1,610,509.82
65	Less: Calculated Principal Distribution (Item 60)	36,501,537.94	29,974,768.78	27,857,890.93	38,043,659.26	27,323,862.87	28,426,795.80

66	Equals: Remaining Available Funds before Servicer Advance	2,654,916.36	1,348,507.48	1,572,754.49	1,995,921.47	1,379,438.21	1,450,746.16
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 >0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	2,654,916.36	1,348,507.48	1,572,754.49	1,995,921.47	1,379,438.21	1,450,746.16	23,330,736.64
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	36,501,537.94	29,974,768.78	27,857,890.93	38,043,659.26	27,323,862.87	28,426,795.80	375,042,711.94

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
78	Initial Reserve Account Balance	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82	6,451,740.82

79	Beginning Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24
80	Plus: Net Investment Income for the Collection Period	5,903.60	10,942.92	11,739.65	13,065.97	13,826.17	16,116.78	115,561.09

81	Subtotal: Reserve Fund Available for Distribution	9,683,514.84	9,688,554.16	9,689,350.89	9,690,677.21	9,691,437.41	9,693,728.02	9,793,172.33
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,683,514.84	9,688,554.16	9,689,350.89	9,690,677.21	9,691,437.41	9,693,728.02	9,793,172.33
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	5,903.60	10,942.92	11,739.65	13,065.97	13,826.17	16,116.78	115,561.09

86	Equals: Ending Reserve Account Balance	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24	9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	1,022,008,517	990,260,762	960,664,320	920,916,699	891,923,590	861,862,471
89	Number of Current Contracts	63,046	62,206	61,509	60,490	59,765	59,002
90	Weighted Average Loan Rate	3.22%	3.21%	3.20%	3.19%	3.18%	3.18%
91	Average Remaining Term	46.3	45.4	44.5	43.4	42.6	41.7
92	Average Original Term	58.7	58.7	58.8	58.8	58.9	58.9

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
	Net Credit Loss and Repossession Activity*:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	465,681	586,901	391,098	726,148	474,693	619,797	6,200,584
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—	—
95	Recoveries Received on Previously Receivables Previously Charged Off	397,497	170,432	153,894	323,244	223,898	186,307	2,888,478

96	Net Principal Losses for Current Collection Period	68,184	416,469	237,204	402,903	250,794	433,489	3,312,107

97	Beginning Net Principal Losses	2,332,162	2,400,346	2,816,815	3,054,018	3,456,922	3,707,716
98	Net Principal Losses for Current Collection Period	68,184	416,469	237,204	402,903	250,794	433,489

99	Cumulative Net Principal Losses	2,400,346	2,816,815	3,054,018	3,456,922	3,707,716	4,141,205

	Delinquencies Aging Profile - End of Period:
100	Current	1,017,684,302	985,887,736	956,365,262	917,044,833	886,830,145	856,803,556
101	31 - 60 Days Delinquent	3,921,403	4,054,585	3,771,523	3,529,187	4,558,264	4,521,265
102	61 - 90 Days Delinquent	402,812	318,442	527,538	342,679	535,181	537,649

103	Total	1,022,008,517	990,260,762	960,664,323	920,916,699	891,923,590	861,862,471

	*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

	Recoveries Received on Receivables Previously Charged Off (As reported)	693,622	261,337	246,277	534,012	397,043	523,793	5,031,820
	Recoveries Received on Receivables Previously Charged Off (Revised)	397,497	170,432	153,894	323,244	223,898	186,307	2,888,478

	Net Principal Losses for Current Collection Period (As Reported)	(227,940)	325,564	144,820	192,136	77,649	96,004	1,168,764
	Net Principal Losses for Current Collection Period (Revised)	68,184	416,469	237,204	402,903	250,794	433,489	3,312,107

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-2 Annual Aggregate Servicer Statement
For the annual collection period ended December, 2004	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Total

Beginning Net Principal Losses (As Reported)
Beginning Net Principal Losses (Revised)

Cumulative Net Principal Losses (As Reported)	1,131,484	1,457,048	1,601,868	1,794,004	1,871,653	1,967,657
Cumulative Net Principal Losses (Revised)	2,400,346	2,816,815	3,054,018	3,456,922	3,707,716	4,141,205

Cumulative Losses % of Initial Pool Balance (As Reported)	0.08%	0.11%	0.12%	0.13%	0.14%	0.15%
Cumulative Losses % of Initial Pool Balance (Revised)	0.18%	0.21%	0.23%	0.26%	0.27%	0.31%